10. Promissory Notes	12 Months Ended
Jun. 30, 2020
Notes
10. Promissory Notes

10.   Promissory Notes

On 1 September 2018, the Company issued three promissory notes to unrelated arms-length parties for an aggregate principal amount of $100,000 in respect of unpaid accounts payable and accrued liabilities of CHI (Note 6).  The notes each have a term of two years and bear non-compounding simple interest at a rate of nine (9%) per year on the unpaid balance commencing from 1 September 2017. Two of these notes were repaid together with accumulated interest thereon during Fiscal 2019. The third note matured subsequent to FYE 2020 on 31 August 2020 and is now past due and payable.

The Company issued two promissory notes on 20 March 2020 to unrelated arms-length parties for an aggregate principal amount of $150,000 in respect of working capital loans to the Company. The notes bear non-compounding simple interest at a rate of six (6%) per year, become due and payable on July 1, 2021, and may be repaid together with all accumulated interest thereon, at the election of the holders, in cash or in the form of the Company's common shares valued at the volume weighted average trading price during the twenty business days preceding the maturity date or as a participation at the same terms of any private placement closed by the Company prior to the maturity date.

Management has determined that the fair value of any embedded derivative and residual equity component associated with the promissory notes’ conversion feature is negligible, and that the fair value of the liability component approximates its carrying amount on the date of issuance.

A continuity of the promissory notes payable is as follows:

$
Balance - 30 June 2018	-
Issuance of promissory notes	100,000
Interest	16,432
Repayments	(34,919)
Balance - 30 June 2019	81,513
Issuance of promissory notes	150,000
Interest	8,544
Balance - 30 June 2020	240,057
Current portion	(87,579)
Non-current portion	152,478